Financial Supplement

Fourth Quarter and Full Year 2021

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	10

Segment Financial Highlights	11

Credit-Related Information:
Nonaccrual loans and leases	14
Loans and Leases 90 Days or More Past Due and Accruing	15
Charge-offs, Recoveries, and Related Ratios	16
Summary of Changes in the Components of the Allowance for Credit Losses	18

Capital and Ratios	19

Non-GAAP Financial Measures and Reconciliations	20
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation.  It speaks only as of the particular date or dates included in the accompanying pages.  The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided.  Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS											FULL YEAR
						4Q21 Change								2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21			4Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	$1,720	$1,659	$1,609	$1,659	$1,707	$61		4%	$13		1%	$6,647	$6,905	($258)		(4%)
Noninterest expense	1,061	1,011	991	1,018	1,012	50		5	49		5	4,081	3,991	90		2
Profit before provision for credit losses	659	648	618	641	695	11		2	(36)		(5)	2,566	2,914	(348)		(12)
Provision for credit losses	(25)	(33)	(213)	(140)	124	8		24	(149)		NM	(411)	1,616	(2,027)		NM
NET INCOME	530	530	648	611	456	—		—	74		16	2,319	1,057	1,262		119
Net income, Underlying[1]	569	546	656	626	480	23		4	89		19	2,397	1,140	1,257		110
Net income available to common stockholders	498	504	616	588	424	(6)		(1)	74		17	2,206	950	1,256		132
Net income available to common stockholders, Underlying[1]	537	520	624	603	448	17		3	89		20	2,284	1,033	1,251		121
PER COMMON SHARE DATA
Basic earnings	$1.17	$1.18	$1.45	$1.38	$0.99	($0.01)		(1%)	$0.18		18%	$5.18	$2.22	$2.96		133%
Diluted earnings	1.17	1.18	1.44	1.37	0.99	(0.01)		(1)	0.18		18	5.16	2.22	2.94		132
Basic earnings, Underlying[1]	1.26	1.22	1.47	1.41	1.05	0.04		3	0.21		20	5.37	2.42	2.95		122
Diluted earnings, Underlying[1]	1.26	1.22	1.46	1.41	1.04	0.04		3	0.22		21	5.34	2.41	2.93		122
Cash dividends declared and paid per common share	0.39	0.39	0.39	0.39	0.39	—		—	—		—	1.56	1.56	—		—
Book value per common share	50.71	50.23	49.72	48.57	48.47	0.48		1	2.24		5	50.71	48.47	2.24		5
Tangible book value per common share	34.61	34.44	33.95	32.79	32.72	0.17		—	1.89		6	34.61	32.72	1.89		6
Dividend payout ratio	33%	33%	27%	28%	39%	—	bps		(600)	bps		30%	70%	(4,000)	bps
Dividend payout ratio, Underlying[1]	31	32	27	28	37	(100)	bps		(600)	bps		29	65	(3,600)	bps
COMMON SHARES OUTSTANDING
Average: Basic	424,697,880	426,086,717	425,948,706	425,953,715.598333	427,074,822	(1,388,837)		—%	(2,376,942)		(1%)	425,669,451	427,062,537	(1,393,086)		—%
Diluted	426,868,106	427,840,964	427,561,572	427,880,529.598333	428,881,252	(972,858)		—	(2,013,146)		—	427,435,818	428,157,780	(721,962)		—
Common shares at period-end	422,137,197	426,199,576	426,083,143	425,930,159	427,209,831	(4,062,379)		(1)	(5,072,634)		(1)	422,137,197	427,209,831	(5,072,634)		(1)
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FULL YEAR
						4Q21 Change								2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21			4Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	2.66%	2.72%	2.71%	2.75%	2.75%	(6)	bps		(9)	bps		2.71%	2.88%	(17)	bps
Net interest margin, FTE[1]	2.66	2.72	2.72	2.76	2.75	(6)			(9)			2.72	2.89	(17)
Return on average common equity	9.26	9.39	11.85	11.57	8.20	(13)			106			10.49	4.65	584
Return on average common equity, Underlying[2]	9.97	9.70	12.02	11.85	8.66	27			131			10.86	5.05	581
Return on average tangible common equity	13.57	13.71	17.50	17.17	12.20	(14)			137			15.44	6.93	851
Return on average tangible common equity, Underlying[2]	14.61	14.17	17.74	17.59	12.89	44			172			15.98	7.53	845
Return on average total assets	1.12	1.13	1.41	1.36	1.00	(1)			12			1.25	0.60	65
Return on average total assets, Underlying[2]	1.20	1.16	1.43	1.39	1.05	4			15			1.30	0.65	65
Return on average total tangible assets	1.17	1.17	1.46	1.41	1.04	—			13			1.30	0.62	68
Return on average total tangible assets, Underlying[2]	1.25	1.21	1.48	1.44	1.10	4			15			1.34	0.67	67
Effective income tax rate	22.40	22.35	21.96	21.76	20.16	5			224			22.10	18.54	356
Effective income tax rate, Underlying[2]	22.61	22.45	22.01	21.85	21.70	16			91			22.21	19.92	229
Efficiency ratio	61.68	60.92	61.63	61.35	59.28	76			240			61.40	57.80	360
Efficiency ratio, Underlying[2]	58.71	59.55	60.92	60.19	56.83	(84)			188			59.82	55.99	383
Noninterest income as a % of total revenue	35%	31%	30%	33%	34%	400	bps		100	bps		32%	34%	(200)	bps
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	9.9%	10.3%	10.3%	10.1%	10.0%
Tier 1 capital ratio	11.1	11.6	11.6	11.4	11.3
Total capital ratio	12.7	13.4	13.5	13.4	13.4
Tier 1 leverage ratio	9.7	9.7	9.7	9.5	9.4
Tangible common equity ratio	8.1	8.1	8.1	7.7	7.9
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	83.03%	81.01%	81.38%	80.74%	83.64%	202	bps		(61)	bps		83.03%	83.64%	(61)	bps
Loan-to-deposit ratio (average balances)	81.83	80.75	82.14	83.77	84.99	108	bps		(316)	bps		82.10	89.77	(767)	bps
Full-time equivalent colleagues	17,463	17,366	17,472	17,405	17,584	97		1	(121)		(1)	17,463	17,584	(121)		(1)
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q21 Change						2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21		4Q20		2021	2020	2020
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,056	$1,078	$1,058	$1,061	$1,105	($22)	(2%)	($49)	(4%)	$4,253	$4,719	($466)	(10%)
Interest and fees on loans held for sale	19	21	24	18	19	(2)	(10)	—	—	82	75	7	9
Interest and fees on other loans held for sale	4	1	2	6	1	3	NM	3	NM	13	33	(20)	(61)
Investment securities	119	116	124	128	121	3	3	(2)	(2)	487	519	(32)	(6)
Interest-bearing deposits in banks	4	6	3	3	3	(2)	(33)	1	33	16	11	5	45
Total interest income	1,202	1,222	1,211	1,216	1,249	(20)	(2)	(47)	(4)	4,851	5,357	(506)	(9)
INTEREST EXPENSE
Deposits	33	35	42	50	69	(2)	(6)	(36)	(52)	160	509	(349)	(69)
Short-term borrowed funds	1	—	—	—	1	1	100	—	—	1	2	(1)	(50)
Long-term borrowed funds	42	42	45	49	50	—	—	(8)	(16)	178	260	(82)	(32)
Total interest expense	76	77	87	99	120	(1)	(1)	(44)	(37)	339	771	(432)	(56)
Net interest income	1,126	1,145	1,124	1,117	1,129	(19)	(2)	(3)	—	4,512	4,586	(74)	(2)
NONINTEREST INCOME
Capital markets fees	184	72	91	81	88	112	156	96	109	428	250	178	71
Service charges and fees	100	110	100	99	104	(10)	(9)	(4)	(4)	409	403	6	1
Mortgage banking fees	76	108	85	165	193	(32)	(30)	(117)	(61)	434	915	(481)	(53)
Card fees	65	66	64	55	56	(1)	(2)	9	16	250	217	33	15
Trust and investment services fees	60	61	60	58	52	(1)	(2)	8	15	239	203	36	18
Letter of credit and loan fees	41	39	38	38	38	2	5	3	8	156	140	16	11
Foreign exchange and interest rate products	35	29	28	28	35	6	21	—	—	120	120	—	—
Securities gains, net	1	3	3	3	—	(2)	(67)	1	100	10	4	6	150
Other income	32	26	16	15	12	6	23	20	167	89	67	22	33
Total noninterest income	594	514	485	542	578	80	16	16	3	2,135	2,319	(184)	(8)
TOTAL REVENUE	1,720	1,659	1,609	1,659	1,707	61	4	13	1	6,647	6,905	(258)	(4)
Provision for credit losses	(25)	(33)	(213)	(140)	124	8	24	(149)	NM	(411)	1,616	(2,027)	NM
NONINTEREST EXPENSE
Salaries and employee benefits	551	509	524	548	537	42	8	14	3	2,132	2,123	9	—
Equipment and software	146	157	155	152	141	(11)	(7)	5	4	610	565	45	8
Outside services	175	144	137	139	148	31	22	27	18	595	553	42	8
Occupancy	86	77	82	88	84	9	12	2	2	333	331	2	1
Other operating expense	103	124	93	91	102	(21)	(17)	1	1	411	419	(8)	(2)
Total noninterest expense	1,061	1,011	991	1,018	1,012	50	5	49	5	4,081	3,991	90	2
Income before income tax expense	684	681	831	781	571	3	—	113	20	2,977	1,298	1,679	129
Income tax expense	154	151	183	170	115	3	2	39	34	658	241	417	173
Net income	$530	$530	$648	$611	$456	$—	—%	$74	16%	$2,319	$1,057	$1,262	119%
Net income, Underlying[1]	$569	$546	$656	$626	$480	$23	4%	$89	19%	$2,397	$1,140	$1,257	110%
Net income available to common stockholders	$498	$504	$616	$588	$424	($6)	(1%)	$74	17%	$2,206	$950	$1,256	132%
Net income available to common stockholders, Underlying[1]	$537	$520	$624	$603	$448	$17	3%	$89	20%	$2,284	$1,033	$1,251	121%

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

PERIOD-END BALANCES	AS OF					DECEMBER 31, 2021 CHANGE
	Dec 31, 2021	Sept 30, 2021	June 30, 2021	Mar 31, 2021	Dec 31, 2020	September 30, 2021		December 31, 2020
						$	%	$	%
ASSETS
Cash and due from banks	$1,155	$1,145	$1,035	$1,117	$1,037	$10	1%	$118	11%
Interest-bearing cash and due from banks	8,003	12,571	11,606	13,543	11,696	(4,568)	(36)	(3,693)	(32)
Interest-bearing deposits in banks	316	289	401	308	306	27	9	10	3
Debt securities available for sale, at fair value	26,067	24,911	24,583	24,467	22,942	1,156	5	3,125	14
Debt securities held to maturity	2,242	2,492	2,711	2,995	3,235	(250)	(10)	(993)	(31)
Loans held for sale, at fair value	2,733	3,177	3,616	4,304	3,564	(444)	(14)	(831)	(23)
Other loans held for sale	735	93	82	75	439	642	NM	296	67
Loans and leases	128,163	123,318	122,581	122,195	123,090	4,845	4	5,073	4
Less: Allowance for loan and lease losses	(1,758)	(1,855)	(1,947)	(2,194)	(2,443)	97	(5)	685	(28)
Net loans and leases	126,405	121,463	120,634	120,001	120,647	4,942	4	5,758	5
Derivative assets	1,216	1,769	1,655	1,298	1,915	(553)	(31)	(699)	(37)
Premises and equipment	768	732	735	743	759	36	5	9	1
Bank-owned life insurance	2,843	2,428	2,268	2,135	1,756	415	17	1,087	62
Goodwill	7,116	7,065	7,050	7,050	7,050	51	1	66	1
Other assets	8,810	8,872	8,728	9,181	8,003	(62)	(1)	807	10
TOTAL ASSETS	$188,409	$187,007	$185,104	$187,217	$183,349	$1,402	1%	$5,060	3%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$49,443	$48,184	$47,480	$46,067	$43,831	$1,259	3%	$5,612	13%
Interest-bearing	104,918	104,037	103,156	105,282	103,333	881	1	1,585	2
Total deposits	154,361	152,221	150,636	151,349	147,164	2,140	1	7,197	5
Short-term borrowed funds	74	8	62	70	243	66	NM	(169)	(70)
Derivative liabilities	197	187	144	111	128	10	5	69	54
Deferred taxes, net	—	689	720	593	629	(689)	(100)	(629)	(100)
Long-term borrowed funds:
FHLB advances	19	20	18	19	19	(1)	(5)	—	—
Senior debt	5,326	5,345	5,357	6,714	6,740	(19)	—	(1,414)	(21)
Subordinated debt and other debt	1,587	1,582	1,582	1,583	1,587	5	—	—	—
Total long-term borrowed funds	6,932	6,947	6,957	8,316	8,346	(15)	—	(1,414)	(17)
Other liabilities	3,425	3,532	3,386	4,125	4,166	(107)	(3)	(741)	(18)
TOTAL LIABILITIES	164,989	163,584	161,905	164,564	160,676	1,405	1	4,313	3
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,014	2,014	2,014	1,965	1,965	—	—	49	2
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	19,005	18,981	18,964	18,945	18,940	24	—	65	—
Retained earnings	7,978	7,648	7,314	6,866	6,445	330	4	1,533	24
Treasury stock, at cost	(4,918)	(4,718)	(4,718)	(4,718)	(4,623)	(200)	(4)	(295)	(6)
Accumulated other comprehensive income (loss)	(665)	(508)	(381)	(411)	(60)	(157)	(31)	(605)	NM
TOTAL STOCKHOLDERS' EQUITY	23,420	23,423	23,199	22,653	22,673	(3)	—	747	3
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$188,409	$187,007	$185,104	$187,217	$183,349	$1,402	1%	$5,060	3%
Memo: Total tangible common equity	$14,609	$14,677	$14,466	$13,964	$13,979	($68)	—%	$630	5%

LOANS AND DEPOSITS
(in millions)

PERIOD-END BALANCES	AS OF					DECEMBER 31, 2021 CHANGE
	Dec 31, 2021	Sept 30, 2021	June 30, 2021	Mar 31, 2021	Dec 31, 2020	Sept 30, 2021		December 31, 2020
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$44,500	$41,854	$42,842	$44,058	$44,173	$2,646	6%	$327	1%
Commercial real estate	14,264	14,508	14,412	14,553	14,652	(244)	(2)	(388)	(3)
Leases	1,586	1,593	1,829	1,802	1,968	(7)	—	(382)	(19)
Total commercial	60,350	57,955	59,083	60,413	60,793	2,395	4	(443)	(1)
Residential mortgages	22,822	21,513	20,538	19,202	19,539	1,309	6	3,283	17
Home equity	12,015	11,889	11,841	11,854	12,149	126	1	(134)	(1)
Automobile	14,549	13,492	12,780	12,344	12,153	1,057	8	2,396	20
Education	12,997	13,000	12,800	12,691	12,308	(3)	—	689	6
Other retail	5,430	5,469	5,539	5,691	6,148	(39)	(1)	(718)	(12)
Total retail	67,813	65,363	63,498	61,782	62,297	2,450	4	5,516	9
Total loans and leases	$128,163	$123,318	$122,581	$122,195	$123,090	$4,845	4%	$5,073	4%
Loans held for sale, at fair value	2,733	3,177	3,616	4,304	3,564	(444)	(14)	(831)	(23)
Other loans held for sale	735	93	82	75	439	642	NM	296	67
Loans and leases and loans held for sale	$131,631	$126,588	$126,279	$126,574	$127,093	$5,043	4%	$4,538	4%

DEPOSITS
Demand	$49,443	$48,184	$47,480	$46,067	$43,831	$1,259	3%	$5,612	13%
Checking with interest	30,409	27,985	28,074	26,883	27,204	2,424	9	3,205	12
Regular savings	22,030	21,166	20,382	19,634	18,044	864	4	3,986	22
Money market accounts	47,216	48,935	48,150	51,074	48,569	(1,719)	(4)	(1,353)	(3)
Term deposits	5,263	5,951	6,550	7,691	9,516	(688)	(12)	(4,253)	(45)
Total deposits	$154,361	$152,221	$150,636	$151,349	$147,164	$2,140	1%	$7,197	5%

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	QUARTERLY TRENDS									4Q21 Change
	4Q21			3Q21			4Q20			3Q21			4Q20
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$11,152	$4	0.15%	$13,749	$6	0.16%	$11,303	$3	0.10%	($2,597)	($2)	(1) bps	($151)	$1	5 bps
Taxable investment securities	28,191	119	1.68	27,466	116	1.69	25,471	121	1.89	725	3	(1)	2,720	(2)	(21)
Non-taxable investment securities	2	—	2.60	2	—	2.60	3	—	2.60	—	—	—	(1)	—	—
Total investment securities	28,193	119	1.68	27,468	116	1.69	25,474	121	1.89	725	3	(1)	2,719	(2)	(21)
Commercial and industrial	43,070	345	3.12	42,330	362	3.36	44,594	370	3.25	740	(17)	(24)	(1,524)	(25)	(13)
Commercial real estate	14,261	95	2.61	14,656	96	2.56	14,745	97	2.58	(395)	(1)	5	(484)	(2)	3
Leases	1,569	12	3.00	1,695	12	2.72	2,176	14	2.58	(126)	—	28	(607)	(2)	42
Total commercial	58,900	452	2.99	58,681	470	3.14	61,515	481	3.07	219	(18)	(15)	(2,615)	(29)	(8)
Residential mortgages	22,047	154	2.81	20,834	157	3.01	19,543	151	3.08	1,213	(3)	(20)	2,504	3	(27)
Home equity	11,948	91	3.02	11,829	92	3.08	12,239	98	3.18	119	(1)	(6)	(291)	(7)	(16)
Automobile	13,976	130	3.67	13,136	126	3.83	12,066	129	4.26	840	4	(16)	1,910	1	(59)
Education	12,885	133	4.09	12,707	134	4.19	11,931	136	4.55	178	(1)	(10)	954	(3)	(46)
Other retail	5,453	96	7.07	5,454	99	7.15	6,167	110	7.10	(1)	(3)	(8)	(714)	(14)	(3)
Total retail	66,309	604	3.63	63,960	608	3.78	61,946	624	4.01	2,349	(4)	(15)	4,363	(20)	(38)
Total loans and leases	125,209	1,056	3.33	122,641	1,078	3.47	123,461	1,105	3.54	2,568	(22)	(14)	1,748	(49)	(21)
Loans held for sale, at fair value	3,133	19	2.44	3,299	21	2.51	3,185	19	2.41	(166)	(2)	(7)	(52)	—	3
Other loans held for sale	321	4	4.85	112	1	3.98	110	1	3.14	209	3	87	211	3	171
Total interest-earning assets	168,008	1,202	2.83	167,269	1,222	2.89	163,533	1,249	3.02	739	(20)	(6)	4,475	(47)	(19)
Noninterest-earning assets	19,220			18,839			17,528			381			1,692
TOTAL ASSETS	$187,228			$186,108			$181,061			$1,120			$6,167
INTEREST-BEARING LIABILITIES
Checking with interest	$28,075	6	0.09	$27,965	7	0.09	$26,432	8	0.11	$110	($1)	—	$1,643	($2)	(2)
Money market accounts	48,512	17	0.14	49,159	18	0.14	48,667	27	0.22	(647)	(1)	—	(155)	(10)	(8)
Regular savings	21,575	4	0.09	20,803	5	0.09	17,566	7	0.15	772	(1)	—	4,009	(3)	(6)
Term deposits	5,636	6	0.33	6,071	5	0.43	10,191	27	1.09	(435)	1	(10)	(4,555)	(21)	(76)
Total interest-bearing deposits	103,798	33	0.13	103,998	35	0.14	102,856	69	0.27	(200)	(2)	(1)	942	(36)	(14)
Short-term borrowed funds	24	1	5.15	23	—	2.06	232	1	0.44	1	1	309	(208)	—	471
FHLB advances	18	—	0.85	19	—	0.88	19	—	0.93	(1)	—	(3)	(1)	—	(8)
Senior debt	5,338	25	1.87	5,356	25	1.84	6,845	33	1.93	(18)	—	3	(1,507)	(8)	(6)
Subordinated debt and other debt	1,587	17	4.35	1,581	17	4.25	1,586	17	4.35	6	—	10	1	—	—
Total long-term borrowed funds	6,943	42	2.43	6,956	42	2.38	8,450	50	2.38	(13)	—	5	(1,507)	(8)	5
Total borrowed funds	6,967	43	2.44	6,979	42	2.38	8,682	51	2.33	(12)	1	6	(1,715)	(8)	11
Total interest-bearing liabilities	110,765	76	0.27	110,977	77	0.28	111,538	120	0.43	(212)	(1)	(1)	(773)	(44)	(16)
Demand deposits	49,206			47,873			42,411			1,333			6,795
Other liabilities	3,924			3,904			4,600			20			(676)
TOTAL LIABILITIES	163,895			162,754			158,549			1,141			5,346
STOCKHOLDERS' EQUITY	23,333			23,354			22,512			(21)			821
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$187,228			$186,108			$181,061			$1,120			$6,167
INTEREST RATE SPREAD			2.56%			2.61%			2.60%			(5)			(4)
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,126	2.66%		$1,145	2.72%		$1,129	2.75%		($19)	(6)	($3)		(9)
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$1,128	2.66%		$1,147	2.72%		$1,132	2.75%		($19)	(6)	($4)		(9)
Memo: Total deposits (interest-bearing and demand)	$153,004	$33	0.09%	$151,871	$35	0.09%	$145,267	$69	0.19%	$1,133		— bps	$7,737	($36)	(10) bps
1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	FULL YEAR						2021 Change
	2021			2020			2020
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$11,762	$16	0.13%	$6,175	$11	0.18%	$5,587	$5	(5)	bps
Taxable investment securities	27,574	487	1.76	25,160	519	2.06	2,414	(32)	(30)
Non-taxable investment securities	3	—	2.60	4	—	2.60	(1)	—	—
Total investment securities	27,577	487	1.76	25,164	519	2.06	2,413	(32)	(30)
Commercial and industrial	43,512	1,399	3.17	46,255	1,582	3.36	(2,743)	(183)	(19)
Commercial real estate	14,515	380	2.58	14,452	438	2.98	63	(58)	(40)
Leases	1,742	49	2.79	2,365	64	2.71	(623)	(15)	8
Total commercial	59,769	1,828	3.02	63,072	2,084	3.25	(3,303)	(256)	(23)
Residential mortgages	20,636	613	2.97	19,178	618	3.22	1,458	(5)	(25)
Home equity	11,901	370	3.11	12,607	461	3.66	(706)	(91)	(55)
Automobile	12,972	506	3.90	12,064	517	4.29	908	(11)	(39)
Education	12,666	536	4.23	11,165	560	5.02	1,501	(24)	(79)
Other retail	5,607	400	7.15	6,458	479	7.41	(851)	(79)	(26)
Total retail	63,782	2,425	3.80	61,472	2,635	4.29	2,310	(210)	(49)
Total loans and leases	123,551	4,253	3.42	124,544	4,719	3.76	(993)	(466)	(34)
Loans held for sale, at fair value	3,359	82	2.45	2,772	75	2.72	587	7	(27)
Other loans held for sale	262	13	4.87	620	33	5.22	(358)	(20)	(35)
Total interest-earning assets	166,511	4,851	2.90	159,275	5,357	3.35	7,236	(506)	(45)
Noninterest-earning assets	18,595			17,167			1,428
TOTAL ASSETS	$185,106			$176,442			$8,664
INTEREST-BEARING LIABILITIES
Checking with interest	$27,365	24	0.09	$26,002	64	0.24	$1,363	(40)	(15)
Money market accounts	49,148	78	0.16	44,732	192	0.43	4,416	(114)	(27)
Regular savings	20,276	19	0.10	16,144	50	0.31	4,132	(31)	(21)
Term deposits	6,802	39	0.58	14,309	203	1.42	(7,507)	(164)	(84)
Total interest-bearing deposits	103,591	160	0.15	101,187	509	0.50	2,404	(349)	(35)
Short-term borrowed funds	66	1	1.13	334	2	0.52	(268)	(1)	61
FHLB advances	18	—	0.89	1,929	30	1.53	(1,911)	(30)	(64)
Senior debt	5,810	110	1.89	7,280	159	2.18	(1,470)	(49)	(29)
Subordinated debt and other debt	1,584	68	4.27	1,644	71	4.34	(60)	(3)	(7)
Total long-term borrowed funds	7,412	178	2.39	10,853	260	2.39	(3,441)	(82)	—
Total borrowed funds	7,478	179	2.38	11,187	262	2.33	(3,709)	(83)	5
Total interest-bearing liabilities	111,069	339	0.30	112,374	771	0.69	(1,305)	(432)	(39)
Demand deposits	46,898			37,553			9,345
Other liabilities	4,105			4,280			(175)
TOTAL LIABILITIES	162,072			154,207			7,865
STOCKHOLDERS' EQUITY	23,034			22,235			799
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$185,106			$176,442			$8,664
INTEREST RATE SPREAD			2.60%			2.66%			(6)
NET INTEREST MARGIN AND NET INTEREST INCOME		$4,512	2.71%		$4,586	2.88%		($74)	(17)
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$4,521	2.72%		$4,599	2.89%		($78)	(17)
Memo: Total deposits (interest-bearing and demand)	$150,489	$160	0.11%	$138,740	$509	0.37%	$11,749	($349)	(26)	bps
1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

MORTGAGE BANKING FEES SUMMARY
(in millions, except ratio data)

QUARTERLY TRENDS	FULL YEAR
4Q21 Change	2021 Change
4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES[1]
Production revenue	$60	$98	$86	$140	$193	($38)	(39%)	($133)	(69%)	$384	$875	($491)	(56%)
Mortgage servicing revenue	14	9	13	—	4	5	56	10	250	36	32	4	13
MSR valuation changes, net of hedge impact	2	1	(14)	25	(4)	1	100	6	NM	14	8	6	75
Total mortgage banking fees	$76	$108	$85	$165	$193	($32)	(30%)	($117)	(61%)	$434	$915	($481)	(53%)

Pull-through adjusted locks	$5,785	$7,359	$8,154	$8,762	$9,262	($1,574)	(21%)	($3,477)	(38%)	$30,060	$37,204	($7,144)	(19%)

Production revenue as a percentage of Pull-through adjusted locks	1.05%	1.32%	1.05%	1.59%	2.09%	(27)	bps	(104)	bps	1.27%	2.35%	(108)	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$3,794	$3,560	$3,956	$3,744	$4,096	$234	7%	($302)	(7%)	$15,054	$14,801	$253	2%
Third Party	6,084	6,749	7,443	7,398	6,762	(665)	(10)	(678)	(10)	27,674	25,774	1,900	7
Total	$9,878	$10,309	$11,399	$11,142	$10,858	($431)	(4%)	(980)	(9%)	$42,728	$40,575	$2,153	5%

Originated for sale	$7,814	$8,457	$9,592	$9,716	$9,215	($643)	(8%)	($1,401)	(15%)	$35,579	$33,549	$2,030	6%
Originated for investment	2,064	1,852	1,807	1,426	1,643	212	11	421	26	7,149	7,026	123	2
Total	$9,878	$10,309	$11,399	$11,142	$10,858	($431)	(4%)	($980)	(9%)	$42,728	$40,575	$2,153	5%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$90,189	$87,350	$84,596	$81,805	$81,240	$2,839	3%	$8,949	11%	$90,189	$81,240	$8,949	11%
Owned loans serviced	24,855	23,988	23,329	22,762	22,582	867	4	2,273	10	24,855	22,582	2,273	10
Total	$115,044	$111,338	$107,925	$104,567	$103,822	$3,706	3%	$11,222	11%	$115,044	$103,822	$11,222	11%

MSR at fair value	$1,029	$978	$902	$893	$658	$51	5%	$371	56%	$1,029	$658	$371	56%

1Beginning in the second quarter of 2021, mortgage banking fees are presented on a consolidated basis. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
CONSUMER BANKING						4Q21 Change								2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21			4Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$883	$919	$897	$863	$859	($36)		(4%)	$24		3%	$3,562	$3,311	$251		8%
Noninterest income	274	315	283	351	375	(41)		(13)	(101)		(27)	1,223	1,655	(432)		(26)
Total revenue	1,157	1,234	1,180	1,214	1,234	(77)		(6)	(77)		(6)	4,785	4,966	(181)		(4)
Noninterest expense	737	749	751	750	749	(12)		(2)	(12)		(2)	2,987	2,964	23		1
Profit before provision for credit losses	420	485	429	464	485	(65)		(13)	(65)		(13)	1,798	2,002	(204)		(10)
Net charge-offs	46	35	45	59	56	11		31	(10)		(18)	185	288	(103)		(36)
Income before income tax expense	374	450	384	405	429	(76)		(17)	(55)		(13)	1,613	1,714	(101)		(6)
Income tax expense	95	114	98	103	107	(19)		(17)	(12)		(11)	410	429	(19)		(4)
Net income	$279	$336	$286	$302	$322	($57)		(17%)	($43)		(13%)	$1,203	$1,285	($82)		(6%)
AVERAGE BALANCES
Total assets	$76,077	$75,070	$75,600	$75,283	$74,392	$1,007		1%	$1,685		2%	$75,509	$72,022	$3,487		5%
Total loans and leases[1]	71,925	70,984	71,389	70,188	69,650	941		1	2,275		3	71,126	68,237	2,889		4
Deposits	101,642	100,968	100,933	97,180	95,007	674		1	6,635		7	100,195	91,541	8,654		9
Interest-earning assets	72,796	71,879	72,308	71,135	70,529	917		1	2,267		3	72,034	68,535	3,499		5
KEY METRICS
Net interest margin	4.82%	5.07%	4.97%	4.93%	4.85%	(25)	bps		(3)	bps		4.95%	4.83%	12	bps
Efficiency ratio	63.68	60.73	63.62	61.79	60.75	295	bps		293	bps		62.42	56.69	573	bps
Loan-to-deposit ratio (period-end balances)	68.32	68.15	67.72	66.44	69.38	17	bps		(106)	bps		68.32	69.38	(106)	bps
Loan-to-deposit ratio (average balances)	67.97	67.25	67.21	68.99	70.12	72	bps		(215)	bps		67.84	71.34	(350)	bps
Return on average total tangible assets	1.46	1.78	1.52	1.63	1.72	(32)	bps		(26)	bps		1.60	1.79	(19)	bps
1Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
COMMERCIAL BANKING						4Q21 Change								2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21			4Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$438	$428	$419	$421	$438	$10		2%	$—		—%	$1,706	$1,643	$63		4%
Noninterest income	293	168	178	170	182	125		74	111		61	809	595	214		36
Total revenue	731	596	597	591	620	135		23	111		18	2,515	2,238	277		12
Noninterest expense	294	226	226	227	216	68		30	78		36	973	860	113		13
Profit before provision for credit losses	437	370	371	364	404	67		18	33		8	1,542	1,378	164		12
Net charge-offs	6	15	34	101	124	(9)		(60)	(118)		(95)	156	398	(242)		(61)
Income before income tax expense	431	355	337	263	280	76		21	151		54	1,386	980	406		41
Income tax expense	95	81	72	52	59	14		17	36		61	300	206	94		46
Net income	$336	$274	$265	$211	$221	$62		23%	$115		52%	$1,086	$774	$312		40%
AVERAGE BALANCES
Total assets	$58,501	$56,702	$57,527	$57,738	$58,212	$1,799		3%	$289		—%	$57,617	$60,839	($3,222)		(5%)
Total loans and leases[1]	55,550	53,815	54,758	54,813	55,407	1,735		3	143		—	54,734	57,935	(3,201)		(6)
Deposits	45,475	45,465	44,049	43,974	44,920	10		—	555		1	44,747	40,417	4,330		11
Interest-earning assets	55,891	54,177	55,143	55,175	55,752	1,714		3	139		—	55,096	58,334	(3,238)		(6)
KEY METRICS
Net interest margin	3.11%	3.14%	3.05%	3.09%	3.12%	(3)	bps		(1)	bps		3.10%	2.82%	28	bps
Efficiency ratio	40.16	38.02	37.86	38.33	34.94	214	bps		522	bps		38.68	38.43	25	bps
Loan-to-deposit ratio (period-end balances)	125.31	116.54	118.72	120.66	121.09	877	bps		422	bps		125.31	121.09	422	bps
Loan-to-deposit ratio (average balances)	120.81	117.65	123.32	123.53	122.75	316	bps		(194)	bps		121.28	142.20	(2,092)	bps
Return on average total tangible assets	2.28	1.92	1.85	1.48	1.51	36	bps		77	bps		1.89	1.27	62	bps
1Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(in millions)

	QUARTERLY TRENDS									FULL YEAR
OTHER[1]						4Q21 Change						2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21		4Q20		2021	2020	2020
						$	%	$	%			$	%
Net interest income	($195)	($202)	($192)	($167)	($168)	$7	3%	($27)	(16%)	($756)	($368)	($388)	(105%)
Noninterest income	27	31	24	21	21	(4)	(13)	6	29	103	69	34	49
Total revenue	(168)	(171)	(168)	(146)	(147)	3	2	(21)	(14)	(653)	(299)	(354)	(118)
Noninterest expense	30	36	14	41	47	(6)	(17)	(17)	(36)	121	167	(46)	(28)
Loss before provision for credit losses	(198)	(207)	(182)	(187)	(194)	9	4	(4)	(2)	(774)	(466)	(308)	(66)
Provision for credit losses	(77)	(83)	(292)	(300)	(56)	6	7	(21)	(38)	(752)	930	(1,682)	NM
(Loss) income before income tax (benefit) expense	(121)	(124)	110	113	(138)	3	2	17	12	(22)	(1,396)	1,374	98
Income tax (benefit) expense	(36)	(44)	13	15	(51)	8	18	15	29	(52)	(394)	342	87
Net (loss) income	($85)	($80)	$97	$98	($87)	($5)	(6%)	$2	2	$30	($1,002)	$1,032	NM
AVERAGE BALANCES
Total assets	$52,650	$54,336	$51,329	$49,548	$48,457	($1,686)	(3%)	$4,193	9%	$51,980	$43,581	$8,399	19%
Total loans and leases[2]	1,188	1,254	1,327	1,485	1,699	(66)	(5)	(511)	(30)	1,312	1,764	(452)	(26)
Deposits	5,887	5,438	5,367	5,495	5,340	449	8	547	10	5,547	6,782	(1,235)	(18)
Interest-earning assets	39,322	41,214	38,882	38,071	37,252	(1,892)	(5)	2,070	6	39,381	32,406	6,975	22
1Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer or Commercial Banking segments as well as treasury and community development.
2Includes loans held for sale.

CREDIT-RELATED INFORMATION
(in millions, except ratio data)

	AS OF					DECEMBER 31, 2021 CHANGE
	Dec 31, 2021	Sept 30, 2021	June 30, 2021	Mar 31, 2021	Dec 31, 2020	Sept 30, 2021			December 31, 2020
						$/bps		%	$/bps		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$171	$170	$163	$281	$280	$1		1%	($109)		(39%)
Commercial real estate	11	98	102	100	176	(87)		(89)	(165)		(94)
Leases	1	1	1	1	2	—		—	(1)		(50)
Total commercial	183	269	266	382	458	(86)		(32)	(275)		(60)
Residential mortgages[1]	201	164	174	237	167	37		23	34		20
Home equity	220	216	234	269	276	4		2	(56)		(20)
Automobile	55	55	62	70	72	—		—	(17)		(24)
Education	23	23	21	22	18	—		—	5		28
Other retail	20	20	22	28	28	—		—	(8)		(29)
Total retail	519	478	513	626	561	41		9	(42)		(7)
Nonaccrual loans and leases	702	747	779	1,008	1,019	(45)		(6)	(317)		(31)
Repossessed assets	22	21	22	18	19	1		5	3		16
Nonaccrual loans and leases and repossessed assets	$724	$768	$801	$1,026	$1,038	($44)		(6%)	($314)		(30%)
NONACCRUAL LOANS AND LEASES BY PRODUCT[2]
Commercial	$183	$269	$266	$382	$458	($86)		(32%)	($275)		(60%)
Retail	541	499	535	644	580	42		8	(39)		(7)
Total nonaccrual loans and leases	$724	$768	$801	$1,026	$1,038	($44)		(6%)	($314)		(30%)
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.37%	1.50%	1.59%	1.80%	1.98%	(13)	bps		(61)	bps
Allowance for credit losses to loans and leases	1.51	1.63	1.70	1.94	2.17	(12)			(66)
Allowance for loan and lease losses to nonaccrual loans and leases	250.63	248.33	249.83	217.74	239.72	230			1,091
Allowance for credit losses to nonaccrual loans and leases	275.72	268.30	266.98	235.42	262.02	741			1,370
Nonaccrual loans and leases to loans and leases	0.55	0.61	0.64	0.82	0.83	(6)			(28)
1Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.
2Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	AS OF					DECEMBER 31, 2021 CHANGE
	Dec 31, 2021	Sept 30, 2021	June 30, 2021	Mar 31, 2021	Dec 31, 2020	Sept 30, 2021		December 31, 2020
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$9	$4	$—	$3	$20	$5	125%	($11)	(55%)
Commercial real estate	—	—	—	9	—	—	—	—	—
Leases	—	—	1	—	1	—	—	(1)	(100)
Total commercial	9	4	1	12	21	5	125	(12)	(57)
Residential mortgages[1]	549	293	270	23	30	256	87	519	NM
Education	1	1	2	2	2	—	—	(1)	(50)
Other retail	16	14	7	9	9	2	14	7	78
Total retail	566	308	279	34	41	258	84	525	NM
Total loans and leases	$575	$312	$280	$46	$62	$263	84%	$513	NM

1 90+ days past due and accruing includes $544 million, $289 million, $266 million, $20 million, and $21 million of loans fully or partially guaranteed by the FHA, VA, and USDA for December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q21 Change						2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21		4Q20		2021	2020	2020
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$14	$12	$32	$80	$51	$2	17%	($37)	(73)	$138	$247	($109)	(44%)
Commercial real estate	—	5	—	53	70	(5)	(100)	(70)	(100)	58	112	(54)	(48)
Leases	8	—	13	1	24	8	100	(16)	(67)	22	78	(56)	(72)
Total commercial	22	17	45	134	145	5	29	(123)	(85)	218	437	(219)	(50)
Residential mortgages	1	2	1	—	2	(1)	(50)	(1)	(50)	4	7	(3)	(43)
Home equity	—	3	3	4	5	(3)	(100)	(5)	(100)	10	25	(15)	(60)
Automobile	18	14	15	25	22	4	29	(4)	(18)	72	114	(42)	(37)
Education	21	18	18	13	10	3	17	11	110	70	51	19	37
Other retail	38	33	43	51	48	5	15	(10)	(21)	165	209	(44)	(21)
Total retail	78	70	80	93	87	8	11	(9)	(10)	321	406	(85)	(21)
Total gross charge-offs	$100	$87	$125	$227	$232	$13	15%	($132)	(57%)	$539	$843	($304)	(36%)
GROSS RECOVERIES
Commercial and industrial	$5	$2	$4	$3	$4	$3	150%	$1	25%	$14	$11	$3	27%
Commercial real estate	9	—	—	27	1	9	100	8	NM	36	1	35	NM
Leases	3	1	—	—	—	2	200	3	100	4	—	4	100
Total commercial	17	3	4	30	5	14	NM	12	240	54	12	42	NM
Residential mortgages	2	2	2	1	2	—	—	—	—	7	6	1	17
Home equity	13	15	13	11	11	(2)	(13)	2	18	52	38	14	37
Automobile	13	12	17	14	13	1	8	—	—	56	51	5	10
Education	4	5	5	6	4	(1)	(20)	—	—	20	16	4	25
Other retail	6	6	6	7	7	—	—	(1)	(14)	25	27	(2)	(7)
Total retail	38	40	43	39	37	(2)	(5)	1	3	160	138	22	16
Total gross recoveries	$55	$43	$47	$69	$42	$12	28%	$13	31%	$214	$150	$64	43%
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$9	$10	$28	$77	$47	($1)	(10%)	($38)	(81)	$124	$236	($112)	(47)
Commercial real estate	(9)	5	—	26	69	(14)	NM	(78)	NM	22	111	(89)	(80)
Leases	5	(1)	13	1	24	6	NM	(19)	(79)	18	78	(60)	(77)
Total commercial	5	14	41	104	140	(9)	(64)	(135)	(96)	164	425	(261)	(61)
Residential mortgages	(1)	—	(1)	(1)	—	(1)	(100)	(1)	(100)	(3)	1	(4)	NM
Home equity	(13)	(12)	(10)	(7)	(6)	(1)	(8)	(7)	(117)	(42)	(13)	(29)	(223)
Automobile	5	2	(2)	11	9	3	150	(4)	(44)	16	63	(47)	(75)
Education	17	13	13	7	6	4	31	11	183	50	35	15	43
Other retail	32	27	37	44	41	5	19	(9)	(22)	140	182	(42)	(23)
Total retail	40	30	37	54	50	10	33	(10)	(20)	161	268	(107)	(40)
Total net charge-offs	$45	$44	$78	$158	$190	$1	2%	($145)	(76%)	$325	$693	($368)	(53%)

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except rates)

	QUARTERLY TRENDS											FULL YEAR
						4Q21 Change								2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21			4Q20			2021	2020	2020
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.08%	0.09%	0.25%	0.70%	0.41%	(1)	bps		(33)	bps		0.28%	0.51%	(23)	bps
Commercial real estate	(0.24)	0.12	—	0.73	1.88	(36)	bps		(212)	bps		0.15	0.77	(62)	bps
Leases	1.22	(0.22)	2.97	0.26	4.44	144	bps		(322)	bps		1.06	3.32	(226)	bps
Total commercial	0.03	0.09	0.27	0.69	0.91	(6)	bps		(88)	bps		0.27	0.67	(40)	bps
Residential mortgages	(0.01)	—	(0.03)	(0.01)	—	(1)	bps		(1)	bps		(0.01)	0.01	(2)	bps
Home equity	(0.41)	(0.42)	(0.33)	(0.25)	(0.19)	1	bps		(22)	bps		(0.35)	(0.11)	(24)	bps
Automobile	0.13	0.06	(0.04)	0.35	0.29	7	bps		(16)	bps		0.12	0.52	(40)	bps
Education	0.51	0.41	0.40	0.24	0.18	10	bps		33	bps		0.39	0.31	8	bps
Other retail	2.30	1.99	2.63	3.00	2.62	31	bps		(32)	bps		2.49	2.82	(33)	bps
Total retail	0.24	0.19	0.24	0.35	0.32	5	bps		(8)	bps		0.25	0.44	(19)	bps
Total loans and leases	0.14%	0.14%	0.25%	0.52%	0.61%	—	bps		(47)	bps		0.26%	0.56%	(30)	bps
Memo: Average loans
Commercial and industrial	$43,070	$42,330	$44,388	$44,287	$44,594	$740		2%	($1,524)		(3%)	$43,512	$46,255	($2,743)		(6%)
Commercial real estate	14,261	14,656	14,473	14,675	14,745	(395)		(3)	(484)		(3)	14,515	14,452	63		—
Leases	1,569	1,695	1,792	1,915	2,176	(126)		(7)	(607)		(28)	1,742	2,365	(623)		(26)
Total commercial	58,900	58,681	60,653	60,877	61,515	219		—	(2,615)		(4)	59,769	63,072	(3,303)		(5)
Residential mortgages	22,047	20,834	20,242	19,388	19,543	1,213		6	2,504		13	20,636	19,178	1,458		8
Home equity	11,948	11,829	11,825	12,001	12,239	119		1	(291)		(2)	11,901	12,607	(706)		(6)
Automobile	13,976	13,136	12,526	12,229	12,066	840		6	1,910		16	12,972	12,064	908		8
Education	12,885	12,707	12,632	12,436	11,931	178		1	954		8	12,666	11,165	1,501		13
Other retail	5,453	5,454	5,612	5,916	6,167	(1)		—	(714)		(12)	5,607	6,458	(851)		(13)
Total retail	66,309	63,960	62,837	61,970	61,946	2,349		4	4,363		7	63,782	61,472	2,310		4
Total loans and leases	$125,209	$122,641	$123,490	$122,847	$123,461	$2,568		2%	$1,748		1%	$123,551	$124,544	($993)		(1%)

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q21 Change						2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21		4Q20		2021	2020	2020
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,855	$1,947	$2,194	$2,443	$2,542	($92)	(5%)	($687)	(27%)	$2,443	$1,252	$1,191	95%
Cumulative effect of change in accounting principle:
Commercial	—	—	—	—	—	—	—	—	—	—	(176)	176	(100)
Retail	—	—	—	—	—	—	—	—	—	—	629	(629)	(100)
Total cumulative effect of change in accounting principle	—	—	—	—	—	—	—	—	—	—	453	(453)	(100)
Allowance for loan and lease losses - beginning, adjusted	1,855	1,947	2,194	2,443	2,542	(92)	(5)	(687)	(27)	2,443	1,705	738	43
Charge-offs:
Commercial	22	17	45	134	145	5	29	(123)	(85)	218	437	(219)	(50)
Retail	78	70	80	93	87	8	11	(9)	(10)	321	406	(85)	(21)
Total charge-offs	100	87	125	227	232	13	15	(132)	(57)	539	843	(304)	(36)
Recoveries:
Commercial	17	3	4	30	5	14	NM	12	240	54	12	42	NM
Retail	38	40	43	39	37	(2)	(5)	1	3	160	138	22	16
Total recoveries	55	43	47	69	42	12	28	13	31	214	150	64	43
Net charge-offs	45	44	78	158	190	1	2	(145)	(76)	325	693	(368)	(53)
Provision for loan and lease losses:
Commercial	(41)	(72)	(152)	17	84	31	43	(125)	NM	(248)	1,160	(1,408)	NM
Retail	(11)	24	(17)	(108)	7	(35)	NM	(18)	NM	(112)	271	(383)	NM
Total provision for loan and lease losses	(52)	(48)	(169)	(91)	91	(4)	(8)	(143)	NM	(360)	1,431	(1,791)	NM
Allowance for loan and lease losses - ending	$1,758	$1,855	$1,947	$2,194	$2,443	($97)	(5%)	($685)	(28%)	$1,758	$2,443	($685)	(28%)

Allowance for unfunded lending commitments - beginning	$149	$134	$178	$227	$194	$15	11%	($45)	(23%)	$227	$44	$183	NM
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—	—	—	—	(2)	2	100
Provision for unfunded lending commitments	27	15	(44)	(49)	33	12	80	(6)	(19)	(51)	185	(236)	NM
Allowance for unfunded lending commitments - ending	$176	$149	$134	$178	$227	$27	18%	($51)	(22)	$176	$227	($51)	(22)
Total allowance for credit losses - ending	$1,934	$2,004	$2,081	$2,372	$2,670	($70)	(3%)	($736)	(28%)	$1,934	$2,670	($736)	(28%)

Memo: Total allowance for credit losses by product
Commercial	$974	$997	$1,074	$1,311	$1,419	($23)	(2%)	($445)	(31%)	$974	$1,419	($445)	(31%)
Retail	960	1,007	1,007	1,061	1,251	(47)	(5)	(291)	(23)	960	1,251	(291)	(23)
Total allowance for credit losses	$1,934	$2,004	$2,081	$2,372	$2,670	($70)	(3%)	($736)	(28%)	$1,934	$2,670	($736)	(28%)

CAPITAL AND RATIOS
(in millions, except ratio data)

	AS OF									FULL YEAR
						DECEMBER 31, 2021 CHANGE						2021 Change
	Dec 31, 2021	Sept 30, 2021	June 30, 2021	Mar 31, 2021	Dec 31, 2020	Sept 30, 2021		December 31, 2020		2021	2020	2020
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$15,656	$15,584	$15,266	$14,867	$14,607	$72	—%	$1,049	7%
Tier 1 capital	17,670	17,598	17,280	16,832	16,572	72	—	1,098	7
Total capital	20,244	20,295	20,111	19,879	19,602	(51)	—	642	3
Risk-weighted assets	158,831	151,796	148,563	147,817	146,781	7,035	5	12,050	8
Adjusted average assets[1]	181,800	180,528	178,929	176,890	175,370	1,272	1	6,430	4
CET1 capital ratio	9.9%	10.3%	10.3%	10.1%	10.0%
Tier 1 capital ratio	11.1	11.6	11.6	11.4	11.3
Total capital ratio	12.7	13.4	13.5	13.4	13.4
Tier 1 leverage ratio	9.7	9.7	9.7	9.5	9.4
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$21,406	$21,409	$21,185	$20,688	$20,708	($3)	—%	$698	3%	$21,406	$20,708	$698	3%
Less: Goodwill	7,116	7,065	7,050	7,050	7,050	51	1	66	1	7,116	7,050	66	1
Less: Other intangible assets	64	51	52	54	58	13	25	6	10	64	58	6	10
Add: Deferred tax liabilities[2]	383	384	383	380	379	(1)	—	4	1	383	379	4	1
Total tangible common equity	$14,609	$14,677	$14,466	$13,964	$13,979	($68)	—%	$630	5%	$14,609	$13,979	$630	5%
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$21,320	$21,326	$20,833	$20,611	$20,547	($6)	—%	$773	4%	$21,025	$20,438	$587	3%
Less: Goodwill	7,092	7,055	7,050	7,050	7,050	37	1	42	1	7,062	7,049	13	—
Less: Other intangible assets	56	52	53	57	60	4	8	(4)	(7)	54	64	(10)	(16)
Add: Deferred tax liabilities[2]	383	383	381	379	377	—	—	6	2	381	376	5	1
Total tangible common equity	$14,555	$14,602	$14,111	$13,883	$13,814	($47)	—%	$741	5%	$14,290	$13,701	$589	4%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$7,116	$7,065	$7,050	$7,050	$7,050	$51	1%	$66	1%	$7,116	$7,050	$66	1%
Other intangible assets	64	51	52	54	58	13	25	6	10	64	58	6	10
Total intangible assets	$7,180	$7,116	$7,102	$7,104	$7,108	$64	1%	$72	1%	$7,180	$7,108	$72	1%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(in millions, except share, per-share and ratio data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FULL YEAR
							4Q21 Change						2021 Change
		4Q21	3Q21	2Q21	1Q21	4Q20	3Q21		4Q20		2021	2020	2020
							$	%	$	%			$	%
Total revenue, Underlying:
Total revenue (GAAP)	A	$1,720	$1,659	$1,609	$1,659	$1,707	$61	4%	$13	1%	$6,647	$6,905	($258)	(4%)
Less: Notable items		—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenue, Underlying (non-GAAP)	B	$1,720	$1,659	$1,609	$1,659	$1,707	$61	4%	$13	1%	$6,647	$6,905	($258)	(4%)
Noninterest expense, Underlying:
Noninterest expense (GAAP)	C	$1,061	$1,011	$991	$1,018	$1,012	$50	5%	$49	5%	$4,081	$3,991	$90	2%
Less: Notable items		51	23	11	20	42	28	122	9	21	105	125	(20)	(16)
Noninterest expense, Underlying (non-GAAP)	D	$1,010	$988	$980	$998	$970	$22	2%	$40	4%	$3,976	$3,866	$110	3%
Pre-provision profit:
Total revenue (GAAP)	A	$1,720	$1,659	$1,609	$1,659	$1,707	$61	4%	$13	1%	$6,647	$6,905	($258)	(4%)
Less: Noninterest expense (GAAP)	C	1,061	1,011	991	1,018	1,012	50	5	49	5	4,081	3,991	90	2
Pre-provision profit (GAAP)		$659	$648	$618	$641	$695	$11	2%	($36)	(5%)	$2,566	$2,914	($348)	(12%)
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,720	$1,659	$1,609	$1,659	$1,707	$61	4%	$13	1%	$6,647	$6,905	($258)	(4%)
Less: Noninterest expense, Underlying (non-GAAP)	D	1,010	988	980	998	970	22	2	40	4	3,976	3,866	110	3
Pre-provision profit, Underlying (non-GAAP)		$710	$671	$629	$661	$737	$39	6%	($27)	(4%)	$2,671	$3,039	($368)	(12%)
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	E	$684	$681	$831	$781	$571	$3	—%	$113	20%	$2,977	$1,298	$1,679	129%
Less: Expense before income tax benefit related to notable items		(51)	(23)	(11)	(20)	(42)	(28)	(122)	(9)	(21)	(105)	(125)	20	16
Income before income tax expense, Underlying (non-GAAP)	F	$735	$704	$842	$801	$613	$31	4%	$122	20%	$3,082	$1,423	$1,659	117%
Income tax expense, Underlying:
Income tax expense (GAAP)	G	$154	$151	$183	$170	$115	$3	2%	$39	34%	$658	$241	$417	173%
Less: Income tax benefit related to notable items		(12)	(7)	(3)	(5)	(18)	(5)	(71)	6	33	(27)	(42)	15	36
Income tax expense, Underlying (non-GAAP)	H	$166	$158	$186	$175	$133	$8	5%	$33	25%	$685	$283	$402	142%
Net income, Underlying:
Net income (GAAP)	I	$530	$530	$648	$611	$456	$—	—%	$74	16%	$2,319	$1,057	$1,262	119%
Add: Notable items, net of income tax benefit		39	16	8	15	24	23	144	15	63	78	83	(5)	(6)
Net income, Underlying (non-GAAP)	J	$569	$546	$656	$626	$480	$23	4%	$89	19%	$2,397	$1,140	$1,257	110%
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	K	$498	$504	$616	$588	$424	($6)	(1%)	$74	17%	$2,206	$950	$1,256	132%
Add: Notable items, net of income tax benefit		39	16	8	15	24	23	144	15	63	78	83	(5)	(6)
Net income available to common stockholders, Underlying (non-GAAP)	L	$537	$520	$624	$603	$448	$17	3%	$89	20%	$2,284	$1,033	$1,251	121%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FULL YEAR
							4Q21 Change								2021 Change
		4Q21	3Q21	2Q21	1Q21	4Q20	3Q21			4Q20			2021	2020	2020
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	A	$1,720	$1,659	$1,609	$1,659	$1,707	$61		3.58%	$13		0.68%	$6,647	$6,905	($258)		(3.74%)
Less: Noninterest expense (GAAP)	C	1,061	1,011	991	1,018	1,012	50		4.88	49		4.76	4,081	3,991	90		2.25
Operating leverage									(1.30%)			(4.08%)					(5.99%)
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,720	$1,659	$1,609	$1,659	$1,707	$61		3.58%	$13		0.68%	$6,647	$6,905	($258)		(3.74%)
Less: Noninterest expense, Underlying (non-GAAP)	D	1,010	988	980	998	970	22		2.12	40		4.01	3,976	3,866	110		2.85
Operating leverage, Underlying (non-GAAP)									1.46%			(3.33%)					(6.59%)
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	C/A	61.68%	60.92%	61.63%	61.35%	59.28%	76	bps		240	bps		61.40%	57.80%	360	bps
Efficiency ratio, Underlying (non-GAAP)	D/B	58.71	59.55	60.92	60.19	56.83	(84)	bps		188	bps		59.82	55.99	383	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	G/E	22.40%	22.35%	21.96%	21.76%	20.16%	5	bps		224	bps		22.10%	18.54%	356	bps
Effective income tax rate, Underlying (non-GAAP)	H/F	22.61	22.45	22.01	21.85	21.70	16	bps		91	bps		22.21	19.92	229	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	M	$21,320	$21,326	$20,833	$20,611	$20,547	($6)		—%	$773		4%	$21,025	$20,438	$587		3%
Return on average common equity	K/M	9.26%	9.39%	11.85%	11.57%	8.20%	(13)	bps		106	bps		10.49%	4.65%	584	bps
Return on average common equity, Underlying (non-GAAP)	L/M	9.97	9.70	12.02	11.85	8.66	27	bps		131	bps		10.86	5.05	581	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	M	$21,320	$21,326	$20,833	$20,611	$20,547	($6)		—%	$773		4%	$21,025	$20,438	$587		3%
Less: Average goodwill (GAAP)		7,092	7,055	7,050	7,050	7,050	37		1	42		1	7,062	7,049	13		—
Less: Average other intangibles (GAAP)		56	52	53	57	60	4		8	(4)		(7)	54	64	(10)		(16)
Add: Average deferred tax liabilities related to goodwill (GAAP)		383	383	381	379	377	—		—	6		2	381	376	5		1
Average tangible common equity	N	$14,555	$14,602	$14,111	$13,883	$13,814	($47)		—%	$741		5%	$14,290	$13,701	$589		4%
Return on average tangible common equity	K/N	13.57%	13.71%	17.50%	17.17%	12.20%	(14)	bps		137	bps		15.44%	6.93%	851	bps
Return on average tangible common equity, Underlying (non-GAAP)	L/N	14.61	14.17	17.74	17.59	12.89	44	bps		172	bps		15.98	7.53	845	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	O	$187,228	$186,108	$184,456	$182,569	$181,061	$1,120		1%	$6,167		3%	$185,106	$176,442	$8,664		5%
Return on average total assets	I/O	1.12%	1.13%	1.41%	1.36%	1.00%	(1)	bps		12	bps		1.25%	0.60%	65	bps
Return on average total assets, Underlying (non-GAAP)	J/O	1.20	1.16	1.43	1.39	1.05	4	bps		15	bps		1.30	0.65	65	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FULL YEAR
							4Q21 Change								2021 Change
		4Q21	3Q21	2Q21	1Q21	4Q20	3Q21			4Q20			2021	2020	2020
							$/bps		%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	P	$187,228	$186,108	$184,456	$182,569	$181,061	$1,120		1%	$6,167		3%	$185,106	$176,442	$8,664		5%
Less: Average goodwill (GAAP)		7,092	7,055	7,050	7,050	7,050	37		1	42		1	7,062	7,049	13		—
Less: Average other intangibles (GAAP)		56	52	53	57	60	4		8	(4)		(7)	54	64	(10)		(16)
Add: Average deferred tax liabilities related to goodwill (GAAP)		383	383	381	379	377	—		—	6		2	381	376	5		1
Average tangible assets	Q	$180,463	$179,384	$177,734	$175,841	$174,328	$1,079		1%	$6,135		4%	$178,371	$169,705	$8,666		5%
Return on average total tangible assets	I/Q	1.17%	1.17%	1.46%	1.41%	1.04%	—	bps		13	bps		1.30%	0.62%	68	bps
Return on average total tangible assets, Underlying (non-GAAP)	J/Q	1.25	1.21	1.48	1.44	1.10	4	bps		15	bps		1.34	0.67	67	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	R	422,137,197	426,199,576	426,083,143	425,930,159	427,209,831	(4,062,379)		(1%)	(5,072,634)		(1%)	422,137,197	427,209,831	(5,072,634)		(1%)
Common stockholders' equity (GAAP)		$21,406	$21,409	$21,185	$20,688	$20,708	($3)		—	$698		3	$21,406	$20,708	$698		3
Less: Goodwill (GAAP)		7,116	7,065	7,050	7,050	7,050	51		1	66		1	7,116	7,050	66		1
Less: Other intangible assets (GAAP)		64	51	52	54	58	13		25	6		10	64	58	6		10
Add: Deferred tax liabilities related to goodwill (GAAP)		383	384	383	380	379	(1)		—	4		1	383	379	4		1
Tangible common equity	S	$14,609	$14,677	$14,466	$13,964	$13,979	($68)		—%	$630		5%	$14,609	$13,979	$630		5%
Tangible book value per common share	S/R	$34.61	$34.44	$33.95	$32.79	$32.72	$0.17		—%	$1.89		6%	$34.61	$32.72	$1.89		6%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	T	424,697,880	426,086,717	425,948,706	425,953,716	427,074,822	(1,388,837)		—%	(2,376,942)		(1%)	425,669,451	427,062,537	(1,393,086)		—%
Average common shares outstanding - diluted (GAAP)	U	426,868,106	427,840,964	427,561,572	427,880,530	428,881,252	(972,858)		—	(2,013,146)		—	427,435,818	428,157,780	(721,962)		—
Net income per average common share - basic (GAAP)	K/T	$1.17	$1.18	$1.45	$1.38	$0.99	($0.01)		(1)	$0.18		18	$5.18	$2.22	$2.96		133
Net income per average common share - diluted (GAAP)	K/U	1.17	1.18	1.44	1.37	0.99	(0.01)		(1)	0.18		18	5.16	2.22	2.94		132
Net income per average common share - basic, Underlying (non-GAAP)	L/T	1.26	1.22	1.47	1.41	1.05	0.04		3	0.21		20	5.37	2.42	2.95		122
Net income per average common share - diluted, Underlying (non-GAAP)	L/U	1.26	1.22	1.46	1.41	1.04	0.04		3	0.22		21	5.34	2.41	2.93		122
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	V	$0.39	$0.39	$0.39	$0.39	$0.39	$—		—%	$—		—%	$1.56	$1.56	$—		—%
Dividend payout ratio	V/(K/T)	33%	33%	27%	28%	39%	— bps			(600) bps			30%	70%	(4,000) bps
Dividend payout ratio, Underlying (non-GAAP)	V/(L/T)	31	32	27	28	37	(100) bps			(600) bps			29	65	(3,600) bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FULL YEAR
						4Q21 Change						2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21		4Q20		2021	2020	2020
						$	%	$	%			$/bps	%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$551	$509	$524	$548	$537	$42	8%	$14	3%	$2,132	$2,123	$9	—%
Less: Notable items	5	(13)	—	—	18	18	138	(13)	(72)	(8)	45	(53)	(118)
Salaries and employee benefits, Underlying (non-GAAP)	$546	$522	$524	$548	$519	$24	5%	$27	5%	$2,140	$2,078	$62	3%
Equipment and software, Underlying:
Equipment and software (GAAP)	$146	$157	$155	$152	$141	($11)	(7%)	$5	4%	$610	$565	$45	8%
Less: Notable items	2	7	4	4	1	(5)	(71)	1	100	17	3	14	NM
Equipment and software, Underlying (non-GAAP)	$144	$150	$151	$148	$140	($6)	(4%)	$4	3%	$593	$562	$31	6%
Outside services, Underlying:
Outside services (GAAP)	$175	$144	$137	$139	$148	$31	22%	$27	18%	$595	$553	$42	8%
Less: Notable items	37	12	4	7	17	25	208	20	118	60	63	(3)	(5)
Outside services, Underlying (non-GAAP)	$138	$132	$133	$132	$131	$6	5%	$7	5%	$535	$490	$45	9%
Occupancy, Underlying:
Occupancy (GAAP)	$86	$77	$82	$88	$84	$9	12%	$2	2%	$333	$331	$2	1%
Less: Notable items	5	1	3	9	6	4	NM	(1)	(17)	18	14	4	29
Occupancy, Underlying (non-GAAP)	$81	$76	$79	$79	$78	$5	7%	$3	4%	$315	$317	($2)	(1%)
Other operating expense, Underlying:
Other operating expense (GAAP)	$103	$124	$93	$91	$102	($21)	(17%)	$1	1%	$411	$419	($8)	(2%)
Less: Notable items	2	16	—	—	—	(14)	(87)	2	100	18	—	18	100
Other operating expense, Underlying (non-GAAP)	$101	$108	$93	$91	$102	($7)	(6%)	($1)	(1%)	$393	$419	($26)	(6%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(in millions, except ratio data)

		FOURTH QUARTER 2021				THIRD QUARTER 2021				SECOND QUARTER 2021
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$279	$336	($85)	$530	$336	$274	($80)	$530	$286	$265	$97	$648
Less: Preferred stock dividends		—	—	32	32	—	—	26	26	—	—	32	32
Net income (loss) available to common stockholders	B	$279	$336	($117)	$498	$336	$274	($106)	$504	$286	$265	$65	$616
Return on average total tangible assets:
Average total assets (GAAP)		$76,077	$58,501	$52,650	$187,228	$75,070	$56,702	$54,336	$186,108	$75,600	$57,527	$51,329	$184,456
Less: Average goodwill (GAAP)		122	94	6,876	7,092	122	57	6,876	7,055	122	52	6,876	7,050
Average other intangibles (GAAP)		32	11	13	56	34	5	13	52	35	4	14	53
Add: Average deferred tax liabilities related to goodwill (GAAP)		4	1	378	383	4	2	377	383	4	1	376	381
Average tangible assets	C	$75,927	$58,397	$46,139	$180,463	$74,918	$56,642	$47,824	$179,384	$75,447	$57,472	$44,815	$177,734
Return on average total tangible assets	A/C	1.46%	2.28%	NM	1.17%	1.78%	1.92%	NM	1.17%	1.52%	1.85%	NM	1.46%
Efficiency ratio:
Noninterest expense (GAAP)	D	$737	$294	$30	$1,061	$749	$226	$36	$1,011	$751	$226	$14	$991
Net interest income (GAAP)		883	438	(195)	1,126	919	428	(202)	1,145	897	419	(192)	1,124
Noninterest income (GAAP)		274	293	27	594	315	168	31	514	283	178	24	485
Total revenue (GAAP)	E	$1,157	$731	($168)	$1,720	$1,234	$596	($171)	$1,659	$1,180	$597	($168)	$1,609
Efficiency ratio	D/E	63.68%	40.16%	NM	61.68%	60.73%	38.02%	NM	60.92%	63.62%	37.86%	NM	61.63%

		FIRST QUARTER 2021				FOURTH QUARTER 2020
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$302	$211	$98	$611	$322	$221	($87)	$456
Less: Preferred stock dividends		—	—	23	23	—	—	32	32
Net income (loss) available to common stockholders	B	$302	$211	$75	$588	$322	$221	($119)	$424
Return on average total tangible assets:
Average total assets (GAAP)		$75,283	$57,738	$49,548	$182,569	$74,392	$58,212	$48,457	$181,061
Less: Average goodwill (GAAP)		122	52	6,876	7,050	122	52	6,876	7,050
Average other intangibles (GAAP)		37	5	15	57	39	5	16	60
Add: Average deferred tax liabilities related to goodwill (GAAP)		3	1	375	379	3	1	373	377
Average tangible assets	C	$75,127	$57,682	$43,032	$175,841	$74,234	$58,156	$41,938	$174,328
Return on average total tangible assets	A/C	1.63%	1.48%	NM	1.41%	1.72%	1.51%	NM	1.04%
Efficiency ratio:
Noninterest expense (GAAP)	D	$750	$227	$41	$1,018	$749	$216	$47	$1,012
Net interest income (GAAP)		863	421	(167)	1,117	859	438	(168)	1,129
Noninterest income (GAAP)		351	170	21	542	375	182	21	578
Total revenue (GAAP)	E	$1,214	$591	($146)	$1,659	$1,234	$620	($147)	$1,707
Efficiency ratio	D/E	61.79%	38.33%	NM	61.35%	60.75%	34.94%	NM	59.28%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)
(in millions, except ratio data)

		FULL YEAR
		2021				2020
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$1,203	$1,086	$30	$2,319	$1,285	$774	($1,002)	$1,057
Less: Preferred stock dividends		—	—	113	113	—	—	107	107
Net income (loss) available to common stockholders	B	$1,203	$1,086	($83)	$2,206	$1,285	$774	($1,109)	$950
Return on average total tangible assets:
Average total assets (GAAP)		$75,509	$57,617	$51,980	$185,106	$72,022	$60,839	$43,581	$176,442
Less: Average goodwill (GAAP)		122	64	6,876	7,062	122	51	6,876	7,049
Average other intangibles (GAAP)		35	6	13	54	41	6	17	64
Add: Average deferred tax liabilities related to goodwill (GAAP)		4	1	376	381	2	1	373	376
Average tangible assets	C	$75,356	$57,548	$45,467	$178,371	$71,861	$60,783	$37,061	$169,705
Return on average total tangible assets	A/C	1.60%	1.89%	NM	1.30%	1.79%	1.27%	NM	0.62%
Efficiency ratio:
Noninterest expense (GAAP)	D	$2,987	$973	$121	$4,081	$2,964	$860	$167	$3,991
Net interest income (GAAP)		3,562	1,706	(756)	4,512	3,311	1,643	(368)	4,586
Noninterest income (GAAP)		1,223	809	103	2,135	1,655	595	69	2,319
Total revenue (GAAP)	E	$4,785	$2,515	($653)	$6,647	$4,966	$2,238	($299)	$6,905
Efficiency ratio	D/E	62.42%	38.68%	NM	61.40%	56.69%	38.43%	NM	57.80%